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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT:  JULY 9, 1997


                        DAILEY PETROLEUM SERVICES CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                            1389                               76-0503351
   (STATE OR OTHER JURISDICTION      (PRIMARY STANDARD INDUSTRIAL      (I.R.S. EMPLOYER IDENTIFICATION NO.)
         OF INCORPORATION)            CLASSIFICATION CODE NUMBER)



          2507 NORTH FRAZIER
             P.O. BOX 1863
             CONROE, TEXAS                                         77305
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)





      REGISTRANT'S TELEPHONE NUMBER,INCLUDING AREA CODE: (281) 350-3399


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ITEM 8:  CHANGE IN REGISTRANT'S FISCAL YEAR

         On July 9, 1997 (the "Determination Date") the Board of Directors of Dailey Petroleum Services Corp. (the "Company") approved a change in the Company's upcoming fiscal year from the year ended April 30, 1998 to the year ended December 31, 1997. The Company intends to report the transition period covering May 1, 1997 through December 31, 1997 utilizing Form 10-K.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DAILEY PETROLEUM
                                            SERVICES CORP.



Dated: July 22, 1997                          /s/ David T. Tighe
                                            ------------------------------------
                                            David T. Tighe
                                            Senior Vice President-Finance,
                                            Chief Financial Officer and
                                            Treasurer





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